UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐         Preliminary Proxy Statement
☐         Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒        Definitive Proxy Statement
☐         Definitive Additional Materials
☐         Soliciting Material Pursuant to Section 240.14a-12

Biostar Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

_____________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒           No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies: _____________________________

(2)	Aggregate number of securities to which transaction applies: ____________________________

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _____________________________

(4)	Proposed maximum aggregate value of transaction: ______________________________________

(5)	Total fee paid: ______________________________________

☐           Fee paid previously with preliminary materials.

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: ______________________________________

(2)	Form, Schedule or Registration Statement No. ______________________________________

(3)	Filing Party: ______________________________________

(4)	Date Filed: ______________________________________

BIOSTAR PHARMACEUTICALS, INC.

Notice of Annual Meeting of Shareholders and Proxy Statement

Annual Meeting of Shareholders to be held on December 3, 2014, at the Company’s offices at No. 588 Shiji Xi Avenue, Xianyang City, Shaanxi Province People’s Republic of China at 9 a.m. (local time)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 3, 2014

Dear Shareholder:

NOTICE is hereby given that an Annual Meeting of Shareholders (the “Annual Meeting”) of Biostar Pharmaceuticals, Inc. is to be held on December 3, 2014, at 9 a.m. (local time) at our offices at No. 588 Shiji Xi Avenue, Xianyang City, Shaanxi Province, People’s Republic of China, for the following purposes:

1.	To elect directors, each to serve until the next Annual Meeting of Shareholders or until each successor is duly elected and qualified.
2.	To ratify the appointment of Mazars CPA Limited as the Company’s independent registered public accounting firm for the year ending December 31, 2014.
3.	To approve the 2014 Equity Incentive Plan.
4.	To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

All shareholders are cordially invited to attend the Annual Meeting; however, only shareholders of record at the close of business on October 6, 2014 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A complete list of these shareholders will be open for the examination of any shareholder of record at the principal executive offices of the Company.  The list will also be available for the examination of any shareholder of record present at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

The Board of Directors recommends that you vote FOR Proposals 1-4 set forth in the proxy statement.

Sincerely,

/s/ Ronghua Wang______________
Ronghua Wang
Chairman of the Board, Chief Executive Officer

October 24, 2014

Whether or not you plan to attend the meeting in person, please complete, sign and date the enclosed proxy and return it promptly in the enclosed return envelope.  No postage is required if mailed in the United States. You may also vote your shares by telephone voting which is explained in further detail on your proxy card. Shareholders who execute a proxy card may nevertheless attend the meeting, revoke their proxy and vote their shares in person.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE 2014 ANNUAL MEETING OF SHAREHOLDERS

Electronic copies of the Company’s Proxy Statement for the 2014 Annual Meeting of Shareholders and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 are available at http://viewproxy.com/biostarpharmaceuticals/2014.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Biostar Pharmaceuticals, Inc., a Maryland corporation, for use at the Annual Meeting of its shareholders to be held on December 3, 2014, at the corporate offices of Biostar at No. 588 Shiji Xi Avenue, Xianyang City, Shaanxi Province, People’s Republic of China at 9 a.m. (local time), and at any adjournments or postponements of the Annual Meeting.  This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting.  However, you do not need to attend the Annual Meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided, or vote by telephone as described on the proxy card.  The terms “Biostar,” “Company,” “we,” or “our” refer to Biostar Pharmaceuticals, Inc.

What are the purposes of this meeting?

The Board of Directors, on behalf of Biostar, is seeking your affirmative vote for the following:

1.	To elect directors, each to serve until the next Annual Meeting of Shareholders or until each successor is duly elected and qualified.
2.	To ratify the appointment of Mazars CPA Limited. as the Company’s independent registered public accounting firm for the year ending December 31, 2014.
3.	To approve the 2014 Equity Incentive Plan.
4.	To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

We did not receive any shareholder proposals for inclusion in this proxy statement by the date prescribed therefor and are not aware of any other matters to be presented for action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote at their discretion pursuant to the proxy card in accordance with their best judgment on such matters.

Who may attend the meeting?

Only shareholders, their proxy holders, and our invited guests may attend the Annual Meeting. If you plan to attend, please bring identification, and, if you hold shares in street name, you should bring your bank or broker statement showing your beneficial ownership of Biostar stock in order to be admitted to the meeting.

Who can vote?

You can vote at the Annual Meeting in all matters properly brought before the Annual Meeting if, as of the close of business on the record date, you were a holder of record of our common stock. On the record date, there were 15,476,113 shares of our common stock issued and outstanding.

How many votes do I have?

Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting.

Why would the Annual Meeting be postponed or adjourned?

The Annual Meeting will be postponed if a quorum is not present at the Annual Meeting. In order for any business to be conducted, the holders of a majority of the shares issued and outstanding and entitled to vote at the meeting must be present, either in person or represented by proxy. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted as present. A broker non-vote occurs when a broker or nominee holding shares for a beneficial owner signs and returns a proxy but does not vote on a particular proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner. If a quorum is not present, the meeting may be postponed by those shareholders who are represented. If a quorum is present, the meeting may be postponed by a vote of those shareholders who are represented. The meeting may be rescheduled at the time of the adjournment with no further notice of the rescheduled time, except such notice provided at the meeting at which the adjournment decision was made. An adjournment will have no effect on the business to be conducted.

How do I vote by proxy?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person. If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed.  If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

•	FOR the election of the director nominees.
•	FOR the ratification of the appointment of Mazars CPA Limited.
•	FOR the approval of the 2014 Equity Incentive Plan.

If any other matters are presented, your proxy will vote in accordance with his best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

How do I vote in person?

If you plan to attend and vote in person at the Annual Meeting or at a later date if the meeting is adjourned or postponed, we will give you a ballot when you arrive.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

What is the difference between a shareholder of record and a shareholder who holds stock in street name?

If your shares are registered in your name, you are a shareholder of record with respect to those shares. On the other hand, if your shares are registered in the name of your broker or bank, your shares are held in street name and you are considered the “beneficial owner” of the shares. As the beneficial owner of those shares, you have the right to direct your broker or bank how to vote your shares, and you will receive separate instructions from your broker or bank describing how to vote your shares.

May I revoke my proxy?

If you give a proxy, you may revoke it at any time before it is exercised.  You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.
2.
You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.	You may vote in person at the Annual Meeting.

What vote is required to take action?

Proposal 1 (Election of Directors) - the director nominees for directors who receive the most votes will be elected.  Abstentions and broker non-votes will have no effect on the outcome of the proposal. Proposal 2 (Ratification of Auditors) - the affirmative vote of the holders of a majority of the stock present in person or represented by proxy, entitled to vote and voting on these matter is required for approval of this matter.  Proposal 3 (2014 Equity Incentive Plan) - the affirmative vote of the holders of a majority of the stock present in person or represented by proxy, entitled to vote and voting on these matter is required for approval of this matter.

If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on “routine matters.” However, absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter, which are referred to as “broker non-votes,” properly brought before the meeting. The term “broker non-vote” refers to shares held by a brokerage firm, bank or other nominee (for the benefit of its client) that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary authority to vote on that proposal. Brokers and nominees do not have discretionary voting authority on certain non-routine matters and accordingly may not vote on such matters absent instructions from the beneficial holder. Discretionary items are proposals considered “routine” under the rules of the New York Stock Exchange (also applicable to Nasdaq-listed companies), such as the ratification of our independent registered public accounting firm. Non-routine items for which brokers and nominees do not have discretionary voting power include the election of directors. An abstention with respect to these proposals will be counted for the purposes of determining the number of shares entitled to vote that are present in person or by proxy. Accordingly, an abstention will have the effect of a negative vote. If a broker indicates on the proxy that it does not have discretionary authority to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to the matter.

Who is making this solicitation?

We are soliciting your vote through the use of the mail and will bear the cost of this solicitation.  We will not employ third party solicitors, but our directors, officers, employees, and consultants may solicit proxies by mail, telephone, personal contact, or through online methods.  We will reimburse their expenses for doing this.  We will also reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of our stock.  Other proxy solicitation expenses include those for preparation, mailing, returning, and tabulating the proxies.

Are there any dissenters’ rights of appraisal?

The Board is not proposing any action for which the laws of the State of Maryland, our Articles of Incorporation or our Bylaws, as amended from time to time, provide a right of a shareholder to obtain appraisal of or payment for such shareholder’s shares.

Where are the principal executive offices of Biostar?

Our principal executive offices are located at No. 588 Shiji Xi Avenue, Xianyang City, Shaanxi Province, People’s Republic of China and our telephone is 011-86-29-33686638.

How can I obtain additional information about Biostar?

Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 as filed with the Securities and Exchange Commission are being sent to all shareholders along with this proxy statement. Additional copies will be furnished without charge to shareholders upon written request. Exhibits to the Annual Report will be provided upon written request. All written requests should be directed to: Biostar Pharmaceuticals, Inc., c/o Chief Financial Officer, No. 588 Shiji Avenue, Xiangyang City, Shaanxi Province, People’s Republic of China. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including Biostar, that file electronically with the SEC.  The SEC’s website address is www.sec.gov.  In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549; and at the SEC’s regional offices at 233 Broadway, New York, NY 10279 and Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, DC 20549.

YOUR VOTE IS IMPORTANT.   EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO COMPLETE AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR SHARES ARE REPRESENTED AND VOTED. THIS BENEFITS THE COMPANY BY REDUCING THE EXPENSES OF ADDITIONAL PROXY SOLICITATION.

 ****************************

Security Ownership of Certain Beneficial Owners and Management

Set forth below is information regarding the beneficial ownership of our common stock, as of October 6, 2014, by each (i) person known to us that beneficially owns more than 5% of our outstanding shares of common stock, (ii) of our directors, (iii) of our named executive officers, and (iv) of our current directors and executive officers, as a group. We believe that, except as otherwise noted below, each named beneficial owner has sole voting and investment power with respect to the shares listed. Unless otherwise indicated herein, beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting or investment power with respect to shares beneficially owned. Shares of common stock underlying options or warrants currently exercisable or exercisable on or within 60 days of the record date are deemed outstanding for computing the percentage ownership of the person holding the options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person. Percentage ownership is based upon 15,476,113 shares of common stock issued and outstanding as of the record date of October 6, 2014.

Name of Beneficial Owner (1)	Amount of Beneficial Ownership	Percent of Class
Ronghua Wang (2)	3,062,325	19.76%
Liu Qinghua (3)	27,667	*
Haipeng Wu (3)	6,667	*
Zhenghong Wang (3)	6,667	*
Shuang Gong (3)	44,334	*
King-fai Leung (3)	6,667	*
Zhongyang Shang (3)	16,667	*
All directors and executive officers of the Company (seven persons)	3,170,994	20.25%
 ____________________
*Less than 1%.

(1)           Unless otherwise indicated, the address for each beneficial owner is: No. 588 Shiji Xi Avenue, Xianyang City, Shaanxi province, PRC, 712046.
(2)           Includes 73,334 shares of common stock issuable upon exercise of stock options that were granted on October 22, 2009.
(3)           Consists of shares of common stock issuable upon exercise of stock options that were granted on October 22, 2009.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires officers, directors and persons who own more than ten percent of a registered class of equity securities to, within specified time periods, file certain reports of ownership and changes in ownership with the SEC. Based solely upon a review of Forms 3 and Forms 4 furnished to the Company pursuant to Rule 16a-3 under this Act during the Company’s most recent fiscal year, and Forms 5 with respect to the most recent fiscal year, it is the Company’s understanding that, except for a Form 3 for Wang Zhenghong filed on April 15, 2013 and a Form 4 for Shang Zhongyang filed on April 22, 2013 (which were inadvertently filed late), all such forms required to be filed pursuant to Section 16(a) were timely filed as necessary by the executive officers, directors and security holders.

************************************

Proposal 1

To elect directors, each to serve until the next annual meeting of shareholders or until each successor is duly elected and qualified.

Our Board currently consists of: Ronghua Wang, King-fai Leung, Haipeng Wu, Zhongyang Shang and Qinghua Liu. The Nominating and Governance Committee nominated (and recommended for the full Board approval) and the Board approved and recommended all of the current members of our Board for re-election at the Annual Meeting. All nominees have consented to being named herein and have indicated their intention to serve as our directors, if elected. The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named director nominees. In case any of the nominees becomes unavailable for election to the Board the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. The Board nominees, if elected, will serve until the next annual meeting of shareholders or until each successor is duly elected and qualified. Under the Company’s bylaws, the number of directors of the Company is fixed by the Board and may be increased or decreased by resolution of the Board. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy shall serve until the next annual meeting. Our directors do not have a definite term of office, and each director will serve until the next annual meeting and until the director’s successor is elected and qualified.  All of our directors are expected to attend the Annual Meeting.

Biographical information with respect to the current Board members all of whom stand for re-election is provided in the Directors and Executive Officers of Biostar section of this proxy statement.

***************************

Directors and Executive Officers of Biostar

The following table sets forth the names and ages of our directors and executive officers as of October 1, 2014:

Name	Position	Age
Ronghua Wang	Chairman, Chief Executive Officer	59
Qinghua Liu	Interim Chief Financial Officer and Director	47
King-fai Leung	Independent Director (1)(4)	42
Haipeng Wu	Independent Director (1)(2)(3)	53
Zhongyang Shang	Independent Director (1)(2)(3)	63
Shuang Gong	Secretary of Board	47
Zhenghong Wang	Chief Operating Officer	34
_____________________
(1)           Member of the Audit Committee.
(2)           Member of the Compensation Committee.
(3)           Member of the Nominating and Governance Committee.
(4)           Audit Committee Financial Expert

Board of Directors

Our Board oversees our business affairs and monitors the performance of our management. Each director and executive officer holds office until his successor is duly elected and qualified, his resignation or he is removed in the manner provided by our Bylaws. All officers are appointed and serve at the discretion of the Board. All of our officers devote their full-time attention to our business.

Biographical Information of Directors and Executive Officers

Biographical information with respect to the Company’s current executive officers and directors is provided below.

Ronghua Wang has been our Chairman and Chief Executive Officer since our inception and Chairman of Aoxing Pharmaceutical since September of 2006 and a director since 1997. He has served as Aoxing Pharmaceutical’s Chief Executive Officer since 1997 and its President since 2007. From 1997, he was Aoxing Pharmaceutical’s Manager in charge of sales, management and manufacturing. Prior to 2006, Mr. Wang was employed at Geological Research Institute and Drugs Research Institute (both in the PRC), and a General Contractor from 1985 to 1994. He graduated from Northwest University, with a Bachelor’s degree in Geology.  His day to day leadership as our Chairman and Chief Executive Officer provides him with intimate knowledge of our operations.

Qinghua Liu has been our director since 2007. Ms. Liu also serves as Chief Financial Officer of Aoxing Pharmaceutical, a position she has held since 2006. She began working at Aoxing Pharmaceutical in 1996 as the Finance Department manager. Prior to that, Ms. Liu served as an accountant at Xing Ping Paper Mill and at a traditional Chinese medicine research academy. Ms. Liu graduated from Northwest Light Industry College in Shaanxi, PRC in 1990 with an Associate’s Degree in financial management. She brings her experience in the areas of accounting and finance to the Board and the Company.

King-fai Leung has been our director since April 2011. From September 2005 to present, Mr. Leung has been serving as Executive Director and Financial Controller of Hao Wen Holdings Limited, an investment holding company. Prior to that engagement, from May 2002 to September 2005, he was employed as an accountant at Grandtop Services Limited, a Hong Kong company. From April 2002 to November 2005, he held the position of Accounting Manager and Accounting Manager at MP logistics International Holdings Limited. From March 1999 to May 2002, he was engaged as an accountant at the firm of Armando Y. C. Chung & Co, CPA, assisting small to large companies, manufacturing and trading companies, hotels and construction companies. He holds a Bachelor’s degree in Commerce from Deakin University, Victoria, Australia (1996). In addition, he also holds a Continuing Education Certificate in Advanced Taxation from City University of Hong King and The Taxation Institute of Hong Kong (2000).  He is a member of the Hong Kong Institute of Certified Public Accountants.  He brings his experience and expertise in the areas of accounting, corporate finance and taxation to the Board and the Company.

Haipeng Wu has been our director since July 2007. From 2001, Mr. Wu has worked at Automobile Repairing Department as Manager and Chief Executive Officer. He graduated from Northwest University in Xi’an, PRC in 1982. He brings his experience and expertise in the areas of management and operations.

Zhongyang Shang has been our director since December 30, 2009, and is also the chairman of the board of directors’ compensation committee. Mr. Shang is currently the director of Shaanxi Province Administration of Industry and Commerce’s Bureau of Fair Trading, a position he has held since 2006. From 1996 to 2006, Mr. Shang was the director of the Administration of Industry and Commerce for the municipalities of Tongchuan and Xianyang in Shaanxi Province.  Mr. Shang is a graduate of the Central Party College of Economics and Management.  He brings his experience in the areas of public finance, administration and marketing to the Board and the Company.

Shuang Gong has been corporate secretary of Aoxing Pharmaceutical since 2006. She is also Administration Manager of Aoxing Pharmaceutical. From 1998 to 2000, Ms. Gong served as Assets Operation Manager of West Securities and Assistant Economist at West Securities; she currently serves as Assistant Office Director of Aoxing Pharmaceutical. Ms. Gong graduated from Xi’an Institute of Technology in Xi’an, PRC, with a Bachelor’s degree in Machine and Electricity Integration and earned a second Bachelor’s degree in Business Management from Provincial Party College in Xi’an, China in 2001.

Zhenghong Wang has been Chief Operating Officer of Aoxing Pharmaceutical since March 2012. From 2001 until now he has served in various capacities at Aoxing Pharmaceutical including accountant, recruiting manager, sales manager, marketing director in charge of Guizhou Province. Mr. Wang graduated from Shaanxi Professional Financial Technology College in 2001.

There are no family relationships between any of the Company’s executive officers or directors and there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director. There were no material changes to the procedures by which shareholders may recommend nominees to the Board since the Company’s last disclosure of such policies.

Director and Officer Involvement in Certain Legal Proceedings

 There are no material proceedings to which any director, executive officer or affiliate of the Company, any owner of record or beneficial owner of more than five percent of any class of voting securities of the Company, or any associate of any such director, executive officer, affiliate or security holder is a party adverse to the Company or has a material interest adverse to the Company. There are no family relationships between any of the Company’s executive officers or directors and there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director. There were no material changes to the procedures by which shareholders may recommend nominees to the Board since the Company’s last disclosure of such policies.

To the best of our knowledge, none of the following events have occurred during the past ten years that are material to an evaluation of the ability or integrity of any director, director nominee or executive officer of the Company:

•
any bankruptcy petition filed by or against, or any appointment of a receiver, fiscal agent or similar Officer for, the business or property of such person, or any partnership in which such person was a general partner or any corporation of which such person was an executive officer either, in each case, at the time of the filing for bankruptcy or within two years prior to that time;

•	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting, the following activities:

(i)           acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or
(ii)           engaging in or continuing any conduct or practice in connection with such activity;
(iii)          engaging in any type of business practice; or engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws.

•
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to act as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, Director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

•
being found by a court of competent jurisdiction in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or federal commodities law, and the judgment in such civil action or finding by the SEC or the Commodity Futures Trading Commission has not been subsequently reversed, suspended, or vacated;

•
being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial instructions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•
being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a) (26) of the Exchange Act), any registered entity (as defined in Section 1(a) (29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or person associated with a member.

Director and Board Nominee Independence

Our Board is subject to the independence requirements of the Nasdaq Stock Market (“Nasdaq”). Consequently, the Board undertakes periodic reviews of director independence. During this review, the Board considers transactions and relationships between each director or any member of his immediate family and Biostar and its affiliates, including those transactions that are contemplated under Item 404(a) of Regulation S-K to determine whether any such relationships or transactions exist that are inconsistent with a determination that the director is independent. Our Board has determined that all current members of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee are ‘‘independent” in accordance with the Nasdaq independence requirements and that the members of the Audit Committee are also “independent” for purposes of Section 10A-3 of the Exchange Act. Ronghua Wang, in addition to serving on the Board, also serves as our Chief Executive Officer, and does not serve on any of the Board committees. The majority of the Board is comprised of independent directors. The Board based these determinations primarily on a review of the responses of the directors and executive officers to questions regarding employment and transaction history, affiliations and family and other relationships and on discussions with the directors and the fact that no director previously reported a change in circumstances that could affect his independence. None of our directors engages in any transaction, relationship, or arrangement contemplated under Item 404(a) of Regulation S-K.

Membership, Meetings and Attendance

Our Board has three committees: Audit Committee, Compensation Committee, and the Nominating and Governance Committee.  During the fiscal year ended December 31, 2013, members of the Board discussed various business matters informally on numerous occasions. In addition, the Board held at least nine meetings in person or telephonically. Also, during fiscal year 2013, our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee met four, two and two times, respectively. In 2013, each of our directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.

The membership and responsibilities of these current committees are summarized below.  Additional information regarding the responsibilities of each committee is found in, and is governed by, our bylaws, as amended, committee charters, where applicable, specific directions of the Board, and certain mandated regulatory requirements. The Charters of our Board committees as well as the Code of Ethics are available at our website at http://www.biostarpharmaceuticals.com. The information on the Company’s website is not a part of this proxy statement.  The information is also available in print to any shareholder who requests it.

Below are the current committee memberships and other information about the Board committees. The membership of each of the standing committees of the Board is comprised solely of independent directors, as described below.

Name	Board of Directors	Audit Committee	Compensation Committee	Nominating and Governance Committee

Ronghua Wang	**	-	-	-
King-fai Leung (1)	*	**
Haipeng Wu	*	*	*	**
Zhongyang Shang	*	*	**	*
Qinghua Liu	*	-	-	-

*	Designates membership.
**	Designates chairmanship or acting chairmanship.
(1)	Audit Committee financial expert.

Nominating and Governance Committee

The nominating committee consists of Haipeng Wu and Zhongyang Shang, each of whom is an independent director. Haipeng Wu is the chairman of the nominating committee. The Nominating Committee, among other things, assists in the selection of director nominees, approves director nominations to be presented for shareholder approval at our Annual Meetings, fills any vacancies on our Board, and considers any nominations of director candidates validly made by shareholders. The Board does not have a written, stand-alone policy for director candidates recommended to the Nomination and Governance Committee by 5% or more shareholders of the Company since shareholders may submit nominees for consideration in accordance with Rule 14a-11 under the Exchange Act. In considering director candidates, the Nomination and Governance Committee will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors who can bring the benefit of various backgrounds, skills and insights to the Company and its operations. Candidates whose evaluations are favorable are then chosen by the Nominating and Governance Committee to be recommended for selection by the full Board. The full Board selects and recommends candidates for nomination as directors for shareholders to consider and vote upon at the annual meeting.  Each director nominee is evaluated in the context of the full Board’s qualifications as a whole, with the objective of establishing a Board that can best perpetuate our success and represent stockholder interests through the exercise of sound judgment. Each director nominee will be evaluated considering the relevance to us of the director nominee’s skills and experience, which must be complimentary to the skills and experience of the other members of the Board.  The Nominating and Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and its shareholders. The board of directors has adopted a written charter for the nominating committee. A copy of the charter is posted on our corporate website http://www.biostarpharmaceuticals.com. The information on the Company’s website is not a part of this proxy statement.

Board Leadership Structure and Role in Risk Oversight

Our Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board.  Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the company and industry, while the Chief Executive Officer brings company-specific experience and expertise.  Currently, the offices of the Chairman of the Board and the Chief Executive Officer of the Company are held by Ronghua Wang. We currently do not have a director designated as Lead or Presiding Independent Director. We believe that this arrangement has and continues to serve the best interest of the Company and its shareholders. The Board sees its role in the Company’s risk oversight process in receiving regular reports from members of senior management on areas of material risk to the Company, including strategic, operational, reporting and compliance risks. The full Board (or the appropriate standing committee of the Board in the case of risks that are under the purview of a particular committee) is to receive these reports from the appropriate the party within the organization that is responsible for a particular risk or set of risks to enable it to understand our risk identification, management and mitigation strategies. During its regular course of its activities, our Audit Committee discusses our policies with respect to risk assessment and risk management. The Compensation Committee and the Board each discuss the relationship between our compensation policies and corporate risk to assess whether these policies encourage excessive risk-taking by executives and other employees.

Shareholder Communications with Directors

We have no formal written policy regarding communication with the Board. Persons wishing to write to the Board or to a specified director or committee of the Board should send correspondence to the Secretary at our principal offices.  Electronic submissions of shareholder correspondence will not be accepted.  The Secretary will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors.  Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the shareholders, to the functioning of the Board, or to the affairs of Biostar.  Any correspondence received that is addressed generically to the Board will be forwarded to the Chairman of the Board.  If the Chairman of the Board is not an independent director, a copy will be sent to the Chairman of the Audit Committee as well. There have been no material changes to the procedures by which security holders may recommend nominees to the Board.

Board Member Attendance at Annual Meetings

All current Board members and all nominees for election to our Board are expected to attend our Annual Meetings unless personal circumstances make the Board member or director nominee attendance impracticable or inappropriate.

Audit Committee

King-fai Leung currently serves as Chairman of the Audit Committee. The Board has determined that he is also qualified an “Audit Committee financial expert” as defined by Item 407(d)(5) of Regulation S-K under the Securities Act.  Other members of the Audit Committee are Haipeng Wu and Zhongyang Shang. The Board has determined that each member of the Audit Committee is “independent” as set forth by the Nasdaq Marketplace Rules and under the federal securities laws. The purpose of the Audit Committee is to assist the Board in its general oversight of Biostar’s financial reporting, internal controls and audit functions.  The Audit Committee’s primary responsibilities include, among others:

•	Review whether or not management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;
•	Review whether or not management has established and maintained processes to ensure that an adequate system of internal controls is functioning within the Company;
•
Review whether or not management has established and maintained processes to ensure compliance by the Company with legal and regulatory requirements that may impact its financial reporting and disclosure obligations;

•	Oversee the selection and retention of the Company’s independent registered public accounting firm, and their qualifications and independence;
•	Prepare a report of the Audit Committee for inclusion in the proxy statement for the Company’s annual meeting of shareholders;
•	Review the scope and cost of the audit, the performance of the independent registered public accounting firm, and their report on the annual financial statements of the Company; and
•	Perform all other duties as the Board may from time to time designate.

The board of directors has adopted a written charter for the audit committee. A copy of the charter is posted on our corporate website http://www.biostarpharmaceuticals.com. The information on the Company’s website is not a part of this proxy statement.

Compensation Committee

We established our Compensation Committee in December 2009. The Committee consists of Haipeng Wu and Zhongyang Shang, each of whom is an independent director. Zhongyang Shang is the chairman of the Committee. The duties of the Committee include, among others, to:

•	Establish director compensation plan or any executive compensation plan or other employee benefit plan which requires shareholder approval;
•	Establish significant long-term director or executive compensation and director or executive benefits plans which do not require stockholder approval;
•	Determine if any other matter, such as severance agreements, change in control agreements, or special or supplemental executive benefits, within the Committee's authority;
•	Design overall compensation policy and executive salary plan; and
•	Setting the annual base salary, annual bonus, and annual and long-term equity-based or other incentives of each corporate officer, including the CEO.

The board of directors has adopted a written charter for the compensation committee. A copy of the charter is posted on our corporate website http://www.biostarpharmaceuticals.com. The information on the Company’s website is not a part of this proxy statement.

Although a number of aspects of the CEO’s compensation may be fixed by the terms of his employment contract, the Compensation Committee retains discretion to determine other aspects of the CEO’s compensation.  The CEO reviews the performance of the executive officers of the Company (other than the CEO) and, based on that review, the CEO makes recommendations to the Committee about the compensation of executive officers (other than the CEO). The CEO does not participate in any deliberations or approvals by the compensation committee or the Board with respect to his own compensation. The Committee makes recommendations to the Board about all compensation decisions involving the CEO and the other executive officers of the Company. The Board reviews and votes to approve all compensation decisions involving the CEO and the executive officers of the Company. The Committee and the Board will use data, showing current and historic elements of compensation, when reviewing executive officer and CEO compensation. The Committee is empowered to review all components of executive officer and director compensation for consistency with the overall policies and philosophies of the Company relating to compensation issues.  The Committee may from time to time delegate duties and responsibilities to subcommittees or a Committee member.  The Committee may retain and receive advice, in its sole discretion, from compensation consultants.  The Committee does not currently employ compensation consultants in determining or recommending the amount or form of executive and director compensation.  None of the members of our Committee is one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Committee.

Code of Ethics

We have adopted a Code of Ethics applicable to all directors, officers and employees which complies with applicable rules and regulations, including the definition of a “code of ethics” as set forth in Item 406 of SEC Regulation S-K. A copy of our code of ethics will also be provided to any person without charge, upon written request sent to us at our offices located at No. 588 Shiji Avenue, Xianyang City, Shaanxi Province, PRC 712046.

Compensation of Directors and Executive Officers
Summary Compensation Table

This discussion focuses on the compensation paid to “named executive officers,” which is a defined term generally encompassing all persons that served as principal executive officer at any time during the fiscal year as well as certain other highly paid executive officers serving in such positions at the end of the fiscal year. During 2013 and 2012, the named executive officers consisted of Ronghua Wang (Chief Executive Officer (Principal Executive Officer)), Zack Zibing Pan (former Chief Financial Officer through December 14, 2012) and Qinghua Liu (Interim Chief Financial Officer (Principal Financial Officer effective from December 18, 2012).

Name/Office	Year	Salaries ($)	Bonus ($)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation Earnings ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Ronghua Wang	2013	17,435	-	-	-	-	-	17,435
Chairman, CEO (1)	2012	17,111	-		-	-	-	17,111
Qinghua Liu	2013	11,042	-	-	-	-	-	11,042
Interim CFO (2)
Zack Zibing Pan	2013	-	-	-	-	-	-	-
Former CFO (3)	2012	100,392	-	80,517	-	-	-	180,909

(1)           Mr. Ronghua Wang received the compensation set forth above from Aoxing Pharmaceutical in 2013 and 2012. Mr. Wang’s cash compensation was paid in RMB which, for reporting purposes, has been converted to U.S. dollars at the conversion rate of RMB 6.1943 to one U.S. dollars for 2013, and RMB 6.3116 to one U.S. dollars for 2012.
(2)           Ms. Liu was appointed as Interim CFO on December 18, 2012. Prior to this appointment, Ms. Liu served as, and currently remains as a member of our Board. Ms. Liu’s compensation for the year ended December 31, 2012 is reflected in director compensation table.
(3)           Mr. Pan received the compensation in USD from Biostar Pharmaceuticals. On December 14, 2012, Mr. Pan resigned as CFO not due to any disagreement with the Company, but due to his intention to pursue other professional and personal opportunities.
(4)           Represents the amortized value of the stock option award granted calculated in accordance with FASB ASC Topic 718. For the purposes of making the option calculation for 2012, the following assumptions were made: (a) weighted expected life (years) – 5.0; (b) volatility - 77.9% ; (c) dividend yield — 0; and (d) weighted discount rate - 0.86% for the 2012 year option grant.

Outstanding Equity Awards in 2013

	Grant Date	Number of Securities Underlying Unexercised Options Exercisable*		Number of Securities Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date

Ronghua Wang	10/22/2009	73,333	(1)	-	7.8	10/21/2014

Qinghua Liu	10/22/2009	26,667	(1)	-	7.8	10/21/2014

Zack Zibing Pan (2)	12/30/2009	16,667	(3)	-	13.35	12/30/2013
	4/7/2011	23,333	(4)		5.91	4/6/2016
	4/20/2012	24,000	(5)		1.68	4/19/2017

(1)           One third of the options vested on October 22, 2009, October 22, 2010 and October 22, 2011.
(2)           Resigned effective as of December 14, 2012.
(3)           One third of the options vested on December 20, 2010, December 30, 2011 and December 30, 2012.
(4)           The options vested on April 7, 2012.
(5)           The options vested on April 20, 2013.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

Except as set forth below, we have no any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of any of our executive officers, from a change-in-control, or from a change in any executive officer’s responsibilities following a change-in-control.

Aoxing Pharmaceutical has employment agreements with Mr. Ronghua Wang for 5-year term ending June 30, 2015; Shuang Gong, who serves as corporate secretary of both Aoxing Pharmaceutical and Biostar, and Amei Zhang, who was chief operating officer for both Aoxing Pharmaceutical and Biostar. The employment agreements of Ms. Gong and Ms. Zhang have the same material terms. Their employment agreements provide for a term of 5 years, year-end bonuses based on profitability of Aoxing Pharmaceutical, a salary increases based on performance, and health and insurance benefits. Aoxing Pharmaceutical may terminate the employment agreements for cause by reason of serious neglect, criminal charges, or violation of Aoxing Pharmaceutical’s rules by the employee. On the other hand, the employee may terminate the employment agreement on 30-day notice and may terminate without notice in the event Aoxing Pharmaceutical violates health and safety regulations, fails to provide labor protection or fails to pay the employee.

Effective as of March 26, 2012, Ms Amei Zhang resigned as our Chief Operating Officer, and effective the same date Mr. Zhenghong Wang was appointed as our new Chief Operating Officer.

In April 2011, upon his appointment as our Chief Financial Officer, our Board approved the following employment terms for Mr. Zack Zibing Pan, among others: (i) an initial 12-month employment term effective as of April 7, 2011, (ii) annual base salary of $120,000 per annum, subject to review by the Board for subsequent increases on an annual basis; (iii) participation in all benefits available to all full-time employees of the Company, (iv) a stock option grant in the amount of 23,334 shares, adjusted retroactively to reflect the one-for-three reverse stock split, at an exercise price per share equal to the average of the closing price for the Company’s securities on five trading days following the execution of this Agreement, which grant will vest twelve months after the issuance date, and (v) a grant of 10,000 shares of the Company’s common stock, adjusted retroactively to reflect the one-for-three reverse stock split. On April 20, 2012, our Board approved an amendment to the Employment Agreement by and between the Company and Mr. Pan to extend Mr. Pan’s employment term for another 24 month period. On December 14, 2012, Mr. Pan tendered his resignation as the Company’s CFO effective as of December 15, 2012. Mr. Pan’s departure was not due to any disagreement with the Company, but due to his intention to pursue other professional and personal opportunities.

Effective as of December 18, 2012, the Board appointed Qinghua Liu as the Company’s Interim Chief Financial Officer. until the Board finds a permanent appointment to the office of the CFO of the Company. The Board also approved the terms and provisions of Ms. Liu’s interim CFO employment with the Company to include base salary of approximately USD$11,550 per year, subject to review and adjustment by the Board. In addition, Ms. Liu will also be eligible to receive performance bonus and equity compensation, all to be determined in the Board’s discretion, as well as various health and other benefits available to the employees of the Company.

Director Compensation in 2013

The following table provides compensation information for our non-management directors during the fiscal year ended December 31, 2013:

		Stock	Incentive Plan	Non-Qualified Deferred Compensation	All other
	Fees	Awards	Compensation	Earnings	Compensation	Total
	($)	($)	($)	($)	($)	($)
Qinghua Liu	10,457	-	-	-	-	10,457

Haipeng Wu	4,753	-	-	-	-	4,753

King-fai Leung	9,506	-	-	-	-	9,506

Zhongyang Shang	3,169	-	-	-	-	3,169

Agreements with Directors

Under our agreement with Mr. Leung, he was appointed for one year or until the next annual shareholders’ meeting, and will be entitled to receive annual compensation of Renminbi (“RMB”) 60,000 for his services rendered as a member of the Board and as Chairman of the Audit Committee, payable on a monthly basis and subject to his continuous service on the Board. Mr. Leung is additionally granted options under our 2009 Incentive Stock Plan (the “Plan”) to purchase up to 6,667 shares of common stock. Additionally, Mr. Leung will be reimbursed for his expenses incurred in connection with the performance of his duties, including travel expenses. We have also agreed to obtain directors’ and officers’ liability insurance, and to maintain such insurance during his service on the Board. Mr. Pan’s appointment terminates immediately if he: (a) resigns for any reason; (b) is removed or not re-elected at the next annual meeting of shareholders; (c); is declared bankrupt; (d) is disqualified from acting as a director; (e) dies; or (f) is ordered to resign by a court of competent jurisdiction.

Under our agreement with Mr. Shang, he was appointed for one year or until the next annual shareholders’ meeting, and will be entitled to receive annual compensation of RMB 20,000 for his services rendered as a member of the Board and as Chairman of the Compensation Committee and member of the Audit and Nominating committees, payable in quarterly installments and subject to his continuous service on the Board. Mr. Shang was additionally granted options under the Plan to purchase up to 16,667 shares of common stock. Additionally, Mr. Shang will be reimbursed for his expenses incurred in connection with the performance of his duties, including travel expenses. We have also agreed to obtain directors’ and officers’ liability insurance, and to maintain such insurance during Mr. Shang’s appointment on the Board. Mr. Shang’s appointment terminates immediately if he: (a) resigns for any reason; (b) is removed or not re-elected at the next annual meeting of shareholders; (c); is declared bankrupt; (d) is disqualified from acting as a director; (e) dies; or (f) is ordered to resign by a court of competent jurisdiction.

Vote Required and Board Recommendation

The director nominees for directors who receive the most votes will be elected. The Board recommends a vote FOR election of the director nominees.

Proposal 2

To ratify the appointment of Mazars CPA Limited as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

On October 19, 2014, following Clement C.W. Chan & Co.’s tendering its resignation as Biostar Pharmaceuticals, Inc.’s independent registered public accounting firm (“Clement”), the Audit Committee of the Board of Directors of the Company engaged Mazars CPA Limited (“Mazars”), located at 42nd Floor, Central Plaza, 18 Harbour Road, Wanchai, Hong Kong, to serves as the Company’s new independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2014, which engagement was reviewed, recommended and approved by the Audit Committee, and will be effective as of November 15, 2014. Clement’s resignation will also be effective as of November 15, 2014, following the Company’s filing of its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2014. Clement’s resignation as the Company’s independent auditors followed the Company’s determination to engage another independent auditing firm. The foregoing determination by the Company was made upon approval and recommendation of the Audit Committee of the Board.

Clement reported on the Company’s financial statements for the years ended as of December 31, 2013 and 2012, respectively. The Clement reports on the Company’s financial statements for such fiscal periods as of December 31, 2013 and 2012, respectively, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles except that the Clement report on the Company’s financial statements for the fiscal year ended December 31, 2012 contained a going concern qualification, noting that there was uncertainty whether the Company was able to continue as a going concern as it depended on (1) whether the Company was able to re-establish customer confidence and to generate sales to a sustainable level and (2) the Company’s ability to collect outstanding accounts receivables.  During the Company’s two most recent fiscal years ended December 31, 2013 and the interim period through the effective date of Clement’s dismissal, (i) there were no disagreements with Clement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Clement’s satisfaction, would have caused Clement to make reference to the subject matter of such disagreements in its reports on the Company’s consolidated financial statements for such year, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Clement with a copy of the foregoing disclosures and requested that it furnish a letter to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 23, 2014.

As previously reported, on January 8, 2013, Mazars tendered its resignation as the Company’s then independent registered public accounting firm following the Company’s inability to negotiate lower fees for Mazars’ services and the Company’s decision to engage another independent registered public accounting firm. During its engagement, Mazars reported on the Company’s financial statements for the years ended December 31, 2011 and 2010, respectively. The Mazars reports on the Company’s financial statements for such fiscal periods as of December 31, 2011 and 2010, respectively, and for the fiscal years ended December 31, 2011 and 2010, respectively, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. Also, during the Company’s fiscal years ended December 31, 2012 and 2011, respectively, and the interim period through the effective date of Mazars’ resignation, (i) there were no disagreements with Mazars on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Mazars’ satisfaction, would have caused Mazars to make reference to the subject matter of such disagreements in its reports on the Company’s consolidated financial statements for such year, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Our shareholders are being asked to ratify this appointment. In the event that ratification of this selection of auditors is not approved by the shareholders, we will reassess our selection of auditors. Representatives of Mazars are expected to be present at the Annual Meeting and will be available to respond to appropriate questions.

The following table presents fees for professional services rendered by the Company’s prior and current independent registered public accounting firms for the fiscal years 2013 and 2012:

Services Performed	2013	2012
Audit Fees	$150,000	$135,000
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

Total Fees	$150,000	$135,000

(1)  Audit Fees – This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by independent auditors in connection with the engagement for fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.
(2)  Audit-Related Fees – This category consists of assurance and related services by our independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under "Audit Fees."  The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC.
(3)  Tax Fees – This category consists of professional services rendered by our independent auditors for tax compliance and tax advice.  The services for the fees disclosed under this category include tax return preparation and technical tax advice.
(4)  All Other Fees – This category consists of fees for other miscellaneous items.

Audit Committee’s Pre-Approval Policies and Procedures

Our Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by our independent accountants.  The Audit Committee has adopted policies and procedures for the pre-approval of services provided by the independent accountants. The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent accountants. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the accountants’ independence. As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members. Any service pre-approved by a delegate must be reported to the Audit Committee at the next scheduled quarterly meeting. The Audit Committee considered whether the provision of the auditors’ services, other than for the annual audit and quarterly reviews, is compatible with its independence and concluded that it is compatible. In 2013, all such services were pre-approved by the Audit Committee.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of this Proposal. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. The Board recommends a vote FOR the auditor appointment ratification.

Report of the Audit Committee

The Company’s management is responsible for preparing the Company’s financial statements, implementing and maintaining systems of internal control, and the independent auditors are responsible for auditing those financial statements and expressing its opinion as to whether the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles in the United States of America. The Audit Committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent auditors. In fulfilling its responsibilities, the Board appointed Clement C.W. Chan & Co. (“Clement”), an independent registered public accounting firm, as the Company’s independent auditors for the 2013 fiscal year. During 2013, the Audit Committee reviewed and discussed with the independent auditors the overall scope and specific plans for their audit.

In connection with the Company’s Annual Report on Form 10-K, the Audit Committee reviewed and discussed with the independent auditors and with management the Company’s audited consolidated financial statements and the adequacy of its internal control over financial reporting. The Audit Committee met with the independent auditors, without management present, to discuss the results of the independent auditors’ audit and the overall quality of the Company’s financial reporting. The meeting was also designed to facilitate any desired private communication between the Audit Committee and the independent auditors.

The Audit Committee discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as filed with the Securities and Exchange Commission.

Submitted by the Audit Committee.

/s/ King-fai Leung (Chairman), Haipeng Wu and Zhongyang Shang

*******************

Proposal 3

To approve the 2014 Equity Incentive Plan

Our Board of Directors has unanimously approved, subject to the approval of shareholders, the Biostar Pharmaceuticals, Inc. 2014 Equity Incentive Plan (the “Plan”). The Plan is a stock-based compensation plan that provides for discretionary grants of stock options, stock awards and stock unit awards to key employees, non-employee directors, consultant and advisors. The purpose of the Plan is to attract and retain services of employees, officers, consultants and other eligible person and to recognize contributions made to the Company and its subsidiaries by such individuals and to provide them with additional incentive to expand and improve the profits of the Company and achieve the objectives of the Company.

The Plan contains certain restrictions that the Board believes further the objectives of the Plan and reflect sound corporate governance: (i) shares that are used to pay the stock option exercise price or required tax withholding on any award cannot be used for future grants under the Plan; (ii) dividends on performance-based stock awards and dividend equivalents on performance-based stock unit awards are paid only to the extent the related performance goals are satisfied; (iii) stock options must be granted with an exercise price equal to the fair market value of the underlying common stock on the date of grant and the term is limited to ten years from the date of grant; (iv) repricing of stock options without shareholder approval is prohibited; and (v) awards do not automatically vest upon a Change in Control of the Company.

The following is a summary of the Plan. It is qualified by reference to the full text of the Plan, which is included in Appendix A to this proxy statement. Shareholders are encouraged to review the Plan carefully.

Description of the Plan

Administration. The Plan is administered by the Compensation Committee of the Board (the “Committee”), which is comprised of directors who satisfy the “non-employee director” definition under Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) and the “outside director” definition under Section 162(m) of the Code. The Committee may delegate to an officer of the Company its authority to grant awards to employees who are not subject to Section 16 of the Exchange Act or who are not “covered employees” under Section 162(m) of the Code (collectively, the "Specified Employees").

Number of Shares of Common Stock. The number of shares of the Company's common stock that may be issued under the Plan is 1,500,000. Of these shares: (i) the maximum number of shares as to which a key employee who is a Specified Employee may receive stock options in any calendar year is 500,000 (or 550,000 in the calendar year in which the employee's employment commences); (ii) the maximum number of shares that may be used for stock awards and/or stock unit awards is 500,000; and (iii) the maximum number of shares issuable as stock awards and/or stock unit awards intended to qualify as “performance-based” under Section 162(m) of the Code to any single key employee who is a Specified Employee in any calendar year is 500,000.

Shares issuable under the Plan may be authorized but unissued shares or treasury shares. If there is a lapse, forfeiture, expiration, termination or cancellation of any award made under the Plan for any reason, the shares subject to the award will again be available for issuance. Any shares subject to an award that are delivered to the Company by a participant, or withheld by the Company on behalf of a participant, as payment for an award or payment of withholding taxes due in connection with an award will not again be available for issuance, and all such shares will count toward the number of shares issued under the Plan. The number of shares of common stock issuable under the Plan is subject to adjustment, in the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the Company or any similar corporate transaction. In each case, the Committee has the discretion to make adjustments it deems necessary to preserve the intended benefits under the Plan. No award granted under the Plan may be transferred, except by will, the laws of descent and distribution.

Eligibility. All employees of the Company designated as key employees for purposes of the Plan, all non-employee directors and consultants of the Company are eligible to receive awards under the Plan.

Awards to Participants. The Plan provides for discretionary awards of stock options, stock awards and stock unit awards to participants. Each award made under the Plan will be evidenced by a written award agreement specifying the terms and conditions of the award as determined by the Committee in its sole discretion, consistent with the terms of the Plan.

Stock Options. The Committee has the discretion to grant non-qualified stock options or incentive stock options to participants and to set the terms and conditions applicable to the options, including the type of option, the number of shares subject to the option and the vesting schedule; provided that the exercise price of each stock option will be the closing sales price of the Company's common stock on the date on which the option is granted (“fair market value”), each option will expire ten years from the date of grant and no dividend equivalents may be paid with respect to stock options. It is intended that stock options qualify as “performance-based compensation” under Section 162(m) of the Code and thus be fully deductible by the Company for federal income tax purposes, to the extent permitted by law.

In addition, an incentive stock option granted to a key employee is subject to the following rules: (i) the aggregate fair market value (determined at the time the option is granted) of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a key employee during any calendar year (under all incentive stock option plans of the Company and its subsidiaries) cannot exceed $100,000, and if this limitation is exceeded, that portion of the incentive stock option that does not exceed the applicable dollar limit will be an incentive stock option and the remainder will be a non-qualified stock option; (ii) if an incentive stock option is granted to a key employee who owns stock possessing more than 10% of the total combined voting power of all class of stock of the Company, the exercise price of the incentive stock option will be 110% of the closing price of the common stock on the date of grant and the incentive stock option will expire no later than five years from the date of grant; and (iii) no incentive stock option can be granted after ten years from the date the Plan was adopted.

Stock Awards. The Committee has the discretion to grant stock awards to participants. Stock awards will consist of shares of common stock granted without any consideration from the participant or shares sold to the participant for appropriate consideration as determined by the Board. The number of shares awarded to each participant, and the restrictions, terms and conditions of the award, will be at the discretion of the Committee. Subject to the restrictions, a participant will be a shareholder with respect to the shares awarded to him or her and will have the rights of a shareholder with respect to the shares, including the right to vote the shares and receive dividends on the shares; provided that dividends otherwise payable on any performance-based stock award will be held by the Company and will be paid to the holder of the stock award only to the extent the restrictions on such stock award lapse, and the Committee in its discretion can accumulate and hold such amounts payable on any other stock awards until the restrictions on the stock award lapse.

Stock Units. The Committee has the discretion to grant stock unit awards to participants. Each stock unit entitles the participant to receive, on a specified date or event set forth in the award agreement, one share of common stock of the Company or cash equal to the fair market value of one share on such date or event, as provided in the award agreement. The number of stock units awarded to each participant, and the terms and conditions of the award, will be at the discretion of the Committee. Unless otherwise specified in the award agreement, a participant will not be a shareholder with respect to the stock units awarded to him prior to the date they are settled in shares of common stock. The award agreement may provide that until the restrictions on the stock units lapse, the participant will be paid an amount equal to the dividends that would have been paid had the stock units been actual shares; provided that dividend equivalents otherwise payable on any performance-based stock units will be held by the Company and paid only to the extent the restrictions lapse, and the Committee in its discretion can accumulate and hold such amounts payable on any other stock units until the restrictions on the stock units lapse.

Performance-Based Awards. The Committee has the discretion to establish restrictions on the stock awards that qualify the awards as “performance-based compensation” under Section 162(m) of the Code so that they are fully deductible by the Company for federal income tax purposes. In such case, the Committee may establish performance goals for certain performance periods and targets for achievement of the performance goals, and the restrictions on the stock subject to the award will lapse if the performance goals and targets are achieved for the designated performance period. The performance goals will be based on one or more of the following criteria: (i) net earnings or net income (before or after taxes); (ii) earnings per share; (iii) net sales or revenue growth; (iv) net operating profit or income (including as a percentage of sales); (v) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue); (vi) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); (vii) earnings before or after taxes, interest, depreciation, and/or amortization; (viii) gross or operating margins; (ix) productivity ratios; (x) share price (including, but not limited to, growth measures and total shareholder return); (xi) cost control; (xii) margins; (xiii) operating efficiency; (xiv) market share; (xv) customer satisfaction or employee satisfaction; (xvi) working capital; (xvii) economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital); (xviii) taxes; (xix) depreciation and amortization; (xx) total shareholder return; (xxi) low cost region labor percent of total labor; and (xxii) top customer concentration percent of sales. Performance goals may be absolute in their terms or measured against or in relationship to the performance of other companies or indices selected by the Committee. The performance goals may be particular to one or more lines of business or subsidiaries or may be based on the performance of the Company and its subsidiaries as a whole. The performance goals may be identical for all participants for a given performance period or, at the discretion of the Committee, may differ among participants. In addition, performance goals may be adjusted for any events or occurrences (including acquisition expenses, extraordinary charges, losses from discontinued operations, restatements and accounting charges and restructuring expenses), as may be determined by the Committee.

Payment for Stock Options and Withholding Taxes. The Committee may make one or more of the following methods available for payment of any award, including the exercise price of a stock option, and for payment of the minimum required tax obligation associated with an award: (i) cash; (ii) cash received from a broker-dealer to whom the holder has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the award to pay the exercise price or withholding tax; (iii) by directing the Company to withhold shares of common stock otherwise issuable in connection with the award having a fair market value equal to the amount required to be withheld; and (iv) by delivery of previously acquired shares of common stock that are acceptable to the Committee and that have an aggregate fair market value on the date of exercise equal to the exercise price or withholding tax, or certification of ownership by attestation of such previously acquired shares.

Provisions Relating to a “Change in Control” of the Company. Notwithstanding any other provision of the Plan or any award agreement, in the event of a “Change in Control” of the Company, the Committee has the discretion to provide that all outstanding awards will become fully exercisable, all restrictions applicable to all awards will terminate or lapse, and performance goals applicable to any stock awards will be deemed satisfied at the highest target level. In addition, upon such Change in Control, the Committee has sole discretion to provide for the purchase of any outstanding stock option for cash equal to the difference between the exercise price and the then fair market value of the common stock subject to the option had the option been currently exercisable, make such adjustment to any award then outstanding as the Committee deems appropriate to reflect such Change in Control and cause any such award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control. See Section 8.2 of the Plan for the definition of “Change in Control.”

Amendment of Award Agreements; Amendment and Termination of the Plan; Term of the Plan. The Committee may amend any award agreement at any time, provided that no amendment may adversely affect the right of any participant under any agreement in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or stock exchange rule.

The Board may terminate, suspend or amend the Plan, in whole or in part, from time to time, without the approval of the shareholders, unless such approval is required by applicable law, regulation or stock exchange rule, and provided that no amendment may adversely affect the right of any participant under any outstanding award in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares of the Company's common stock are listed.

Notwithstanding the foregoing, neither the Plan nor any outstanding award agreement can be amended in a way that results in the repricing of a stock option. Repricing is broadly defined to include reducing the exercise price of a stock option or cancelling a stock option in exchange for cash, other stock options with a lower exercise price or other stock awards. (This prohibition on repricing without shareholder approval does not apply in case of an equitable adjustment to the awards to reflect changes in the capital structure of the Company or similar events.)

Awards Granted under the Plan. It is not possible at this time to determine all of the specific awards that will be made in 2014 and future years under the Plan.

We believe that the making of awards under the Plan promotes the success and enhances the value of our Company by providing our employees, officers, consultants, independent contractors, advisors and directors with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, consultants, independent contractors, advisors and directors upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. The Company has not yet determined if, how, or when the shares of common stock allocated to the Plan will be issued. The Board will issue the shares allocated to the Plan as it deems necessary to induce, compensate, and reward the Company’s employees, directors, and independent consultants and advisors. The Board will neither seek nor be required to obtain shareholder approval to direct the allocation or grant of benefits from the Plan.

Summary of Federal Income Tax Consequences

The following is a summary of the federal income tax consequences of the Plan. It is based on the federal tax laws and regulations currently in effect and existing administrative rulings of the Internal Revenue Service. Participants may also be subject to state and local taxes in connection with the grant of awards under the Plan. Participants should consult with their individual tax advisers to determine the tax consequences associated with awards granted under the Plan. This information may not be applicable to employees of foreign subsidiaries or to employees who are not residents of the United States.

Non-Qualified Stock Options. A participant will not recognize any income at the time the participant is granted a non-qualified stock option. On the date the participant exercises the non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the option is exercised. The Company generally will receive a tax deduction for the same amount of ordinary income recognized by the participant. When the participant sells these shares, any gain or loss recognized by the participant is treated as either short-term or long-term capital gain or loss depending on whether the participant has held the shares more than one year.

Incentive Stock Options. A participant will not recognize any income at the time the participant is granted an incentive stock option. If the participant is issued shares pursuant to the exercise of an incentive stock option, and if the participant does not make a disqualifying disposition of the shares within one year after the date of exercise or within two years after the date of grant, the participant will not recognize any income, for federal income tax purposes, at the time of the exercise. When the participant sells the shares issued pursuant to the incentive stock option, the participant will be taxed, for federal income tax purposes, as a long-term capital gain on any amount recognized by the participant in excess of the exercise price, and any loss sustained by the participant will be a long-term capital loss. No deduction will be allowed to the Company for federal income tax purposes. If, however, the participant sells the shares before the expiration of the holding periods, the participant will recognize ordinary income on the difference between the exercise price and the fair market value at exercise, and the Company generally will receive a tax deduction in the same amount. Upon exercise of an incentive stock option, the excess of the fair market value over the exercise price is an item of tax preference to the participant for purposes of determining the alternative minimum tax. In order to qualify as an incentive stock option, the option must be exercised within three months after the participant's termination of employment for any reason other than death or disability and within one year after termination of the participant's employment due to disability. If the option is not exercised within this time period, it will be treated as a non-qualified stock option and taxed accordingly.

Stock Awards and Stock Unit Awards. If the participant receives a stock award, the participant will recognize ordinary income upon becoming entitled to transfer the shares at the end of any restriction period without forfeiture. A participant generally will recognize ordinary income when he receives shares or cash pursuant to the settlement of stock units, provided that if the shares are subject to any further restrictions on transfer, the participant will recognize ordinary income upon becoming entitled to transfer the shares at the end of the restriction period without forfeiture. The amount of income the participant recognizes will be equal to the fair market value of the shares on such date, or the amount of cash received, less the amount paid by the participant for the shares. This amount will also be the participant's tax basis for the shares. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the ordinary income is recognized. In addition, the holding period begins on the day the restrictions lapse, or the date the shares are received if not subject to any restrictions, for purposes of determining whether the participant has long-term or short-term capital gain or loss on a subsequent sale of the shares. The Company generally will be entitled to a deduction with respect to the ordinary income recognized by the participant.

If a participant who receives a stock award subject to restrictions makes an election under Section 83(b) of the Code within 30 days after the date of the grant, the participant will have ordinary income equal to the fair market value on the date of grant, less the amount paid by the participant for the shares, and the participant will recognize no additional income until the participant subsequently sells the shares. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the ordinary income is recognized. When the participant sells the shares, the tax basis will be equal to the fair market value on the date of grant and the holding period for capital gains purposes begins on the date of the grant. If the participant forfeits the shares subject to the Section 83(b) election, the participant will not be entitled to any deduction, refund, or loss for tax purposes (other than a capital loss with respect to the amount previously paid by the participant), and the Company will have to include the amount that it previously deducted from its gross income in the taxable year of the forfeiture.

Equity Compensation Plans

At the 2010 Annual Meeting of shareholders in October 2010, our shareholders approved “Biostar Pharmaceuticals, Inc. 2009 Incentive Stock Plan” (the “2009 Plan”). The maximum number of shares that may be issued under the 2009 Plan is 2,000,000 shares of our common stock. Under this Plan, the Company may issue common stock and/or options to purchase common stock to certain officers, directors and employees and consultants of the Company and its subsidiaries. The 2009 Plan is administered either by the compensation committee or a committee appointed by the Board, which is comprised of a combination of two or more officers and/or members of the Board. The committee has full and complete authority, in its discretion, but subject to the express provisions of the Plan to approve the eligible persons nominated by the management of the Company to be granted awards of common stock (“Awards”) or stock options, to determine the number of Awards or stock options to be granted to an eligible person; to determine the time or times at which or stock options shall be granted; to establish the terms and conditions upon which Awards or Stock Options may be exercised; to remove or adjust any restrictions and conditions upon Awards or Stock Options; to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of the Plan. As of the date of this filing, there are no shares of our common stock remaining available for future issuance under the 2009 Plan.

At the Company’s Annual Meeting of shareholders held on October 28, 2011, our shareholders approved “Biostar Pharmaceuticals, Inc. 2011 Incentive Stock Plan” (the “2011 Plan”). The maximum number of shares that may be issued under the 2011 Plan is 850,000 (on a post-split basis) shares of our common stock. Under this Plan, the Company may issue common stock and/or options to purchase common stock to certain officers, directors and employees and consultants of the Company and its subsidiaries. The 2011 Plan is administered either by the compensation committee or a committee appointed by the Board, which is comprised of a combination of two or more officers and/or members of the Board. The committee has full and complete authority, in its discretion, but subject to the express provisions of the Plan to approve the eligible persons nominated by the management of the Company to be granted awards of common stock (“Awards”) or stock options, to determine the number of Awards or stock options to be granted to an eligible person; to determine the time or times at which or stock options shall be granted; to establish the terms and conditions upon which Awards or Stock Options may be exercised; to remove or adjust any restrictions and conditions upon Awards or Stock Options; to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of the Plan. As of the date of this filing, there are no shares of our common stock remaining available for future issuance under the 2011 Plan.

At the 2012 Annual Meeting of shareholders in October 2012, our shareholders had approved “Biostar Pharmaceuticals, Inc. 2012 Stock Option Compensation Plan” (the “2012 Plan”). The maximum number of shares that may be issued under the 2012 Plan is 750,000 shares of our common stock. All of our employees, officers, and directors, and consultants are eligible to be granted options or restricted stock awards under the 2012 Plan. The 2012 Plan is administered by the Board, which has all the power to administer the 2012 Plan according to its terms, including the power to grant awards, determine who may be granted awards and the types and amounts of awards to be granted, prescribe award agreements, and establish programs for granting awards. As of the date of this filing, there are no shares of our common stock remaining available for future issuance under the 2012 Plan.

At the 2013 Annual Meeting of shareholders in November 2013, our shareholders had approved “Biostar Pharmaceuticals, Inc. 2013 Equity Incentive Plan” (the “2013 Plan”). The maximum number of shares that may be issued under the 2013 Plan is 1,150,000 shares of our common stock. All of our employees, officers, and directors, and consultants are eligible to be granted options or restricted stock awards under the 2013 Plan. The 2013 Plan is administered by the Board, which has all the power to administer the 2013 Plan according to its terms, including the power to grant awards, determine who may be granted awards and the types and amounts of awards to be granted, prescribe award agreements, and establish programs for granting awards. As of the date of this filing, there are no shares of our common stock remaining available for future issuance under the 2013 Plan.

	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance (c)
Equity compensation plans approved by security holders
2009 Plan*	362,222	$8.22	-
2011 Plan	24,000	1.68	266,000
2012 Plan	-	-	750,000
2013 Plan	-	-	1,150,000
Equity compensation plans not approved by security holders	-	-	-
TOTAL	386,222	$7.81	2,166,000

* The number of shares underlying the options and the exercise price has been adjusted retroactively to reflect the one-for-three reverse stock split.

Vote Required and Board Recommendation

The required vote to approve the Plan is the affirmative vote of a majority of the votes cast, excluding abstentions. The Board recommends a vote FOR the ratification of the approval of this Plan.

Transactions with Related Persons

During the year ended December 31, 2013, the Company obtained an advance of RMB 10,000,000 (approximately $1.59 million) from a major shareholder, which funds were used as part of the deposit for the acquisition of drug patents from former equity holders of Shaanxi Weinan. The amount is unsecured, interest-free and repayable upon demand.

Our executive officers and directors, and principal stockholders, including their immediate family members and affiliates, are not permitted to enter into a related party transaction with us without the prior consent of our Audit Committee, or other independent committee of our board of directors in the case it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of such persons’ immediate family members or affiliates must first be presented to our Audit Committee for review, consideration and approval. All of our directors, executive officers and employees are required to report to our Audit Committee any such related party transaction. In approving or rejecting the proposed agreement, our Audit Committee shall consider the relevant facts and circumstances available and deemed relevant to the Audit Committee. Our Audit Committee shall approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee determines in the good faith exercise of its discretion.

Interest of Certain Persons in Matters to be Acted Upon

Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, nominee for director, or associate of the foregoing persons in any matter to be acted on, as described herein.

Shareholder Proposals and Submissions for Inclusion in the Proxy Statement for the 2015 Annual Meeting of Shareholders

We presently intend to hold our next annual meeting of Shareholders in November 2015. A proxy statement and notice of the 2014 Annual Meeting will be mailed to all shareholders approximately one month prior to that date. Shareholder proposals must be received at our principal executive offices located no later than 120 days prior to the first anniversary of the date of this Proxy Statement; provided, however, that in the event that the date of the next annual meeting is advanced by more than 30 days from the anniversary date of the 2014 Annual Meeting, notice by the shareholder must be received no later than the close of business on the 10th day following the earlier of the date on which notice of the date of the meeting was mailed or public disclosure was made. All shareholder proposals received after the deadline will be considered untimely and will not be included in the proxy statement for the next annual meeting. The SEC rules establish a different deadline for submission of shareholder proposals that are not intended to be included in our proxy statement with respect to regularly scheduled annual meetings. Such proposals must be received by no later than September 16, 2015. The rules set forth standards as to what shareholder proposals are required to be included in a proxy statement. Also, the notice must meet the other requirements contained in our Bylaws. A copy of the relevant Bylaw provisions containing the requirements for making shareholder proposals may be obtained free of charge by contacting our Corporate Secretary at our executive offices.

Other Matters

The Board knows of no other matters which will come before the meeting.  However, if any matters other than those set forth in the notice should be properly presented for action, the persons named in the proxy intend to take such action as will be in harmony with the policies of the Company and will use their discretion.

House holding of Proxy Materials

 The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “house holding,” potentially provides extra convenience for stockholders and cost savings for us.  If you are now receiving multiple copies of our proxy materials and would like to have only one copy of these documents delivered to your household in the future, please call or write to us at (011) 86-29-33686638, or Biostar Pharmaceuticals, Inc., No. 588 Shiji Avenue, Xianyang City, Shaanxi Province, People’s Republic of China, Attention: Corporate Secretary.

Appendix A

BIOSTAR PHARMACEUTICALS, INC. 2014 EQUITY INCENTIVE PLAN.
______________________

Section 1.  Purpose.

The purpose of the Biostar Pharmaceuticals, Inc. 2014 Equity Incentive Plan (the “Plan”) is to attract and retain outstanding individuals as Key Employees, Directors and Consultants of the Company and its Subsidiaries, to recognize the contributions made to the Company and its Subsidiaries by Key Employees, Directors and Consultants, and to provide such Key Employees, Directors and Consultants with additional incentive to expand and improve the profits and achieve the objectives of the Company and its Subsidiaries, by providing such Key Employees, Directors and Consultants with the opportunity to acquire or increase their proprietary interest in the Company through receipt of Awards.

Section 2.  Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

2.1  “Award” means any award or benefit granted under the Plan, which shall be a Stock Option, a Stock Award or a Stock Unit Award.

2.2  “Award Agreement” means, as applicable, a Stock Option Agreement, Stock Award Agreement or Stock Unit Award Agreement evidencing an Award granted under the Plan.

2.3  “Board” means the Board of Directors of the Company.

2.4  “Change in Control” has the meaning set forth in Section 8.2 of the Plan.

2.5  “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.6  “Committee” means the Compensation Committee of the Board or such other committee as may be designated by the Board from time to time to administer the Plan.

2.7  “Common Stock” means the Common Stock, par value $0.001 per share, of the Company.

2.8  “Company” means Biostar Pharmaceuticals, Inc., a Maryland corporation.

2.9  “Consultant” means a consultant or advisor who performs services for the Company or a Subsidiary and who renders bona fide services to the Company or a Subsidiary, if the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Consultant does not directly or indirectly promote or maintain a market for the Company’s securities.

2.10  “Director” means a director of the Company who is not an employee of the Company or a Subsidiary.

2.11  “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.12  “Fair Market Value” means, (i) if the principal trading market for the Common Stock is the NASDAQ Global Market, the NASDAQ Capital Market, NYSE, NYSE MKT, or another national securities exchange, the “closing transaction” price at which shares of Common Stock are traded on such securities exchange on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, (ii) if the Common Stock is not principally traded on a national securities exchange, but is quoted on the NASD OTC Bulletin Board (“OTCBB”) or the Pink Sheets, the last reported “closing transaction” price of Common Stock on the relevant date, as reported by the OTCBB or Pink Sheets, or, if not so reported, as reported in a customary financial reporting service, as the Committee determines, or (iii) if the Common Stock is not publicly traded or, if publicly traded, is not subject to reported closing transaction prices as set forth above, the Fair Market Value per share shall be as determined by the Committee.

2.13  “Incentive Stock Option” or “ISO” means a Stock Option granted under Section 5 of the Plan that meets the requirements of Section 422(b) of the Code or any successor provision.

2.14  “Key Employee” means an employee of the Company or any Subsidiary selected to participate in the Plan in accordance with Section 3.  A Key Employee may also include a person who is granted an Award (other than an Incentive Stock Option) in connection with the hiring of the person prior to the date the person becomes an employee of the Company or any Subsidiary, provided that such Award shall not vest prior to the commencement of employment.

2.15  “Non-Qualified Stock Option” or “NSO” means a Stock Option granted under Section 5 of the Plan that is not an Incentive Stock Option.

2.16  “Participant” means a Key Employee, Consultant or Director selected to receive an Award under the Plan.

2.17  “Plan” means the Biostar Pharmaceuticals, Inc. 2014 Equity Incentive Plan.

2.18  “Stock Award” means a grant of shares of Common Stock under Section 6 of the Plan.

2.19  “Stock Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted under Section 5 of the Plan.

2.20  “Stock Unit Award” means a grant of a right to receive shares of Common Stock or cash under Section 7 of the Plan.

2.21  “Subsidiary” means an entity of which the Company is the direct or indirect beneficial owner of not less than 50% of all issued and outstanding equity interest of such entity.

Section 3.  Administration.

3.1  The Board.

The Plan shall be administered by the Board; provided, however, that the Committee shall administer the Plan so long as the Committee is comprised solely of two or more members of the Board who satisfy the “non-employee director” definition set forth in Rule 16b-3 under the Exchange Act and the “outside director” definition under Section 162(m) of the Code and the regulations thereunder, unless the Board otherwise determines.  For purposes of the Plan, the term “Board” shall refer to the Board or, to the extent the Committee is administering the Plan, and other than for purposes of Section 12.1, the Committee.

3.2  Authority of the Board.

(a)  The Board, in its sole discretion, shall determine the Key Employees, Consultants and Directors to whom, and the time or times at which Awards will be granted, the form and amount of each Award, the expiration date of each Award, the time or times within which the Awards may be exercised, the cancellation of the Awards and the other limitations, restrictions, terms and conditions applicable to the grant of the Awards.  The terms and conditions of the Awards need not be the same with respect to each Participant or with respect to each Award.

(b)  To the extent permitted by applicable law, regulation, and rules of a stock exchange on which the Common Stock is listed or traded, the Board may delegate its authority to grant Awards to Key Employees or Consultants and to determine the terms and conditions thereof to such officer of the Company as it may determine in its discretion, on such terms and conditions as it may impose, except with respect to Awards to officers subject to Section 16 of the Exchange Act or officers who are or may be “covered employees” as defined in Section 162(m) of the Code (collectively, the "Specified Employee").

(c)  The Board may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable.  Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Awards granted hereunder, shall be final and conclusive for all purposes and upon all persons.

(d)  No member of the Board or the Committee shall be liable for any action taken or determination made hereunder in good faith.  Service on the Committee shall constitute service as a Director so that the members of the Committee shall be entitled to indemnification and reimbursement as Directors of the Company pursuant to the Company’s Certificate of Incorporation and By-Laws.

3.3  Performance Goals.

(a)  The Board may, in its discretion, provide that any Award granted under the Plan shall be subject to performance goals, including those that qualify the Award as “performance-based compensation” within the meaning of Section 162(m) of the Code.

(b)  Performance goals may be based on one or more business criteria, including, but not limited to:  (i) net earnings or net income (before or after taxes); (ii) earnings per share; (iii) net sales or revenue growth; (iv) net operating profit or income (including as a percentage of sales); (v) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue); (vi) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); (vii) earnings before or after taxes, interest, depreciation, and/or amortization; (viii) gross or operating margins; (ix) productivity ratios; (x) share price (including, but not limited to, growth measures and total shareholder return); (xi) cost control; (xii) margins; (xiii) operating efficiency; (xiv) market share; (xv) customer satisfaction or employee satisfaction; (xvi) working capital; (xvii) economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital); (xviii) taxes; (xix) depreciation and amortization; (xx) total shareholder return; (xxi) low cost region labor as a percent of total labor; and (xxii) top customer concentration as a percent of sales.  Performance goals may be absolute in their terms or measured against or in relationship to the performance of other companies or indices selected by the Board.  In addition, performance goals may be adjusted for any events or occurrences (including acquisition expenses, extraordinary charges, losses from discontinued operations, restatements and accounting charges and restructuring expenses), as may be determined by the Board.  Performance goals may be particular to one or more lines of business or Subsidiaries or may be based on the performance of the Company and its Subsidiaries as a whole.

(c)  With respect to each performance period, the Board shall establish such performance goals relating to one or more of such business criteria and shall establish targets for Participants for achievement of performance goals.  Following the completion of each performance period, the Board shall determine the extent to which performance goals for that performance period have been achieved and the related performance-based restrictions shall lapse in accordance with the terms of the applicable Award Agreement.

3.4  Award Agreements.

Each Award shall be evidenced by a written Award Agreement specifying the terms and conditions of the Award.  In the sole discretion of the Board, the Award Agreement may condition the grant of an Award upon the Participant’s entering into one or more of the following agreements with the Company:  (a) an agreement not to compete with the Company and its Subsidiaries which shall become effective as of the date of the grant of the Award and remain in effect for a specified period of time following termination of the Participant’s employment with the Company; (b) an agreement to cancel any employment agreement, fringe benefit or compensation arrangement in effect between the Company and the Participant; and (c) an agreement to retain the confidentiality of certain information.  Such agreements may contain such other terms and conditions as the Board shall determine.  If the Participant shall fail to enter into any such agreement at the request of the Board, then the Award granted or to be granted to such Participant shall be forfeited and cancelled.

Section 4.  Shares of Common Stock Subject to Plan.

4.1  Total Number of Shares.

(a)  The total number of shares of Common Stock that may be issued under the Plan shall be 1,500,000.  Such shares may be either authorized but unissued shares or treasury shares, and shall be adjusted in accordance with the provisions of Section 4.3 of the Plan.

(b)  The number of shares of Common Stock delivered by a Participant or withheld by the Company on behalf of any such Participant as full or partial payment of an Award, including the exercise price of a Stock Option or of any required withholding taxes, shall not again be available for issuance pursuant to subsequent Awards, and shall count towards the aggregate number of shares of Common Stock that may be issued under the Plan.  If there is a lapse, forfeiture, expiration, termination or cancellation of any Award for any reason (including for reasons described in Section 3.3), or if shares of Common Stock are issued under such Award and thereafter are reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof, the shares of Common Stock subject to such Award or reacquired by the Company shall again be available for issuance pursuant to subsequent Awards, and shall not count towards the aggregate number of shares of Common Stock that may be issued under the Plan.

4.2  Shares Under Awards. Of the shares of Common Stock authorized for issuance under the Plan pursuant to Section 4.1:

(a)  The maximum number of shares of Common Stock as to which a Key Employee who is a Specified Employee may receive Stock Options in any calendar year is 500,000, except that the maximum number of shares of Common Stock as to which a Key Employee who is a Specified Employee may receive Stock Options in the calendar year in which such Key Employee begins employment with the Company or its Subsidiaries is 550,000.

(b)  The maximum number of shares of Common Stock that may be used for Stock Awards and/or Stock Unit Awards that are intended to qualify as “performance-based” in accordance with Section 162(m) of the Code that may be granted to any Key Employee who is a Specified Employee in any calendar year is 500,000, or, in the event the Award is settled in cash, an amount equal to the Fair Market Value of such number of shares on the date on which the Award is settled.

(c)  The maximum number of shares of Common Stock that may be used for Stock Awards and/or Stock Unit Awards is 500,000.

The numbers of shares described herein shall be as adjusted in accordance with Section 4.3 of the Plan.

4.3  Adjustment.

In the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the Company or any similar corporate transaction, the Board shall make such adjustments as it deems appropriate, in its sole discretion, to preserve the benefits or intended benefits of the Plan and Awards granted under the Plan.  Such adjustments may include: (a) adjustment in the number and kind of shares reserved for issuance under the Plan; (b) adjustment in the number and kind of shares covered by outstanding Awards; (c) adjustment in the exercise price of outstanding Stock Options or the price of Stock Awards or Stock Unit Awards under the Plan; (d) adjustments to any of the shares limitations set forth in Section 4.1 or 4.2 of the Plan; and (e) any other changes that the Board determines to be equitable under the circumstances.

Section 5.  Grants of Stock Options.

5.1  Grant.

Subject to the terms of the Plan, the Board may from time to time grant Stock Options to Participants.  Unless otherwise expressly provided at the time of the grant, Stock Options granted under the Plan to Key Employees will be NSOs.  Stock Options granted under the Plan to Directors who are not employees of the Company or any Subsidiary will be NSOs.

5.2  Stock Option Agreement.

The grant of each Stock Option shall be evidenced by a written Stock Option Agreement specifying the type of Stock Option granted, the exercise period, the exercise price, the terms for payment of the exercise price, the expiration date of the Stock Option, the number of shares of Common Stock to be subject to each Stock Option and such other terms and conditions established by the Board, in its sole discretion, not inconsistent with the Plan; provided, however, that no Stock Option shall be credited with any  amounts equal to dividends and other distributions that a Participant would have received had he actually held the shares of Common Stock that are subject to such Stock Option.

5.3  Exercise Price and Exercise Period.

With respect to each Stock Option granted to a Participant:

(a)  The per share exercise price of each Stock Option shall be the Fair Market Value of the Common Stock subject to the Stock Option on the date on which the Stock Option is granted.

(b)  Each Stock Option shall become exercisable as provided in the Stock Option Agreement; provided that the Board shall have the discretion to accelerate the date as of which any Stock Option shall become exercisable in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Board in its sole discretion).

(c)  Each Stock Option shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, on the date ten years after the date of grant.

5.4  Required Terms and Conditions of ISOs.

In addition to the foregoing, each ISO granted to a Key Employee shall be subject to the following specific rules:

(a)  The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (under all incentive stock option plans of the Company and its Subsidiaries) shall not exceed $100,000.  If the aggregate Fair Market Value (determined at the time of grant) of the Common Stock subject to an ISO which first becomes exercisable in any calendar year exceeds the limitation of this Section 5.4(a), so much of the ISO that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Stock Option Agreement shall remain in full force and effect.

(b)  Notwithstanding anything herein to the contrary, if an ISO is granted to a Key Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent or subsidiaries within the meaning of Section 422(b)(6) of the Code): (i) the purchase price of each share of Common Stock subject to the ISO shall be not less than 110% of the Fair Market Value of the Common Stock on the date the ISO is granted; and (ii) the ISO shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, no later than the fifth anniversary of the date the ISO was granted.

(c)  No ISOs shall be granted under the Plan after ten years from the earlier of the date the Plan is adopted or approved by shareholders of the Company.

5.5  Exercise of Stock Options.

(a)  A Participant entitled to exercise a Stock Option may do so by delivering written notice to that effect specifying the number of shares of Common Stock with respect to which the Stock Option is being exercised and any other information the Board may prescribe.  All notices or requests provided for herein shall be delivered to the Chief Financial Officer of the Company.

(b)  The Board in its sole discretion may make available one or more of the following alternatives for the payment of the Stock Option exercise price:

(i) in cash;

(ii) in cash received from a broker-dealer to whom the Participant has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Stock Option to pay the exercise price;

(iii) by directing the Company to withhold such number of shares of Common Stock otherwise issuable in connection with the exercise of the Stock Option having an aggregate Fair Market Value equal to the exercise price;

(iv) by delivering previously acquired shares of Common Stock that are acceptable to the Board and that have an aggregate Fair Market Value on the date of exercise equal to the Stock Option exercise price; or

(v) by certifying to ownership by attestation of such previously acquired shares of Common Stock.

The Board shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the Stock Option exercise price.

(c)  The Company shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Stock Option as soon as reasonably practicable after such exercise; provided that any shares of Common Stock purchased by a Participant through a broker-dealer pursuant to Section 5.5(b)(ii) or Section 9(b) shall be delivered to such broker-dealer in accordance with 12 C.F.R. §220.3(e)(4) or other applicable provision of law.  Notwithstanding the foregoing, the Company, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non–certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent; provided however, that the Company, upon written request of the Participant, shall issue, in the name of the Participant, stock certificates representing such shares.

Section 6.  Stock Awards.

6.1  Grant.

The Board may, in its discretion, (a) grant shares of Common Stock under the Plan to any Participant without consideration from such Participant or (b) sell shares of Common Stock under the Plan to any Participant for such amount of cash, Common Stock or other consideration as the Board deems appropriate.

6.2  Stock Award Agreement.

Each share of Common Stock granted or sold hereunder shall be subject to such restrictions, conditions and other terms as the Board may determine at the time of grant or sale, the general provisions of the Plan, the restrictions, terms and conditions of the related Stock Award Agreement, and the following specific rules:

(a)  Shares of Common Stock issued to a Participant under the Plan shall be evidenced by a Stock Award Agreement, which shall specify whether the shares of Common Stock are granted or sold to the Participant and such other provisions, not inconsistent with the terms and conditions of the Plan, as the Board shall determine.

(b)  The restrictions to which the shares of Common Stock awarded hereunder are subject shall lapse as provided in Stock Award Agreement; provided that the Board shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Award held by a Participant in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Board in its sole discretion).

(c)  Except as provided in this subsection (c) and unless otherwise set forth in the related Stock Award Agreement, the Participant receiving a grant of or purchasing Common Stock shall thereupon be a shareholder with respect to such shares and shall have the rights of a shareholder with respect to such shares, including the right to vote such shares and to receive dividends and other distributions paid with respect to such shares; provided that (i) in the case of a performance-based Stock Award as described in Section 3.3, any dividends or other distributions payable with respect to the Stock Award shall be accumulated and held by the Company and paid to the Participant only upon, and to the extent, the performance-based restrictions lapse in accordance with the terms of the applicable Stock Award Agreement and (ii) in the case of all other Stock Awards, the Board shall have the discretion to have the Company accumulate and hold such dividends or distributions.  In either case, any such dividends or other distributions held by the Company attributable to the portion of a Stock Award that is forfeited shall also be forfeited.

(d)  The Company shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock granted or sold to the Participant, as soon as may be reasonably practicable after such grant or sale, which shall be held by the Secretary of the Company until such time as the Common Stock is forfeited, resold to the Company, or the restrictions lapse.  Notwithstanding the foregoing, the Company, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non–certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent; provided, however that following the lapse of all restrictions with respect to the shares granted or sold to a Participant, the Company, upon the written request of the Participant, shall issue, in the name of the Participant, stock certificates representing such shares.

Section 7.  Stock Unit Awards.

7.1  Grant.

The Board may, in its discretion, grant Stock Unit Awards to any Participant.  Each Stock Unit subject to the Award shall entitle the Participant to receive, on the date or the occurrence of an event (including the attainment of performance goals) as described in the Stock Unit Award Agreement, a share of Common Stock or cash equal to the Fair Market Value of a share of Common Stock on the date of such event as provided in the Stock Unit Award Agreement.

7.2  Stock Unit Agreement.

Each Stock Unit Award shall be subject to such restrictions, conditions and other terms as the Board may determine at the time of grant, the general provisions of the Plan, the restrictions, terms and conditions of the related Stock Unit Award Agreement and the following specific rules:

(a)  Shares of Common Stock issued to a Participant under the Plan shall be evidenced by a Stock Unit Agreement, which shall specify such provisions, not inconsistent with the terms and conditions of the Plan, as the Board shall determine.

(b)  The restrictions to which the shares of Stock Units awarded hereunder are subject shall lapse as provided in Stock Unit Agreement; provided that the Board shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Award held by a Participant in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Board in its sole discretion).

(c)  Except as provided in this subsection (c) and unless otherwise set forth in the Stock Unit Agreement, the Participant receiving a Stock Unit Award shall have no rights of a shareholder, including voting or dividends or other distributions rights, with respect to any Stock Units prior to the date they are settled in shares of Common Stock; provided that a Stock Unit Award Agreement may provide that until the Stock Units are settled in shares or cash, the Company may credit to a bookkeeping account on each dividend or distribution payment date applicable to the Common Stock an amount equal to the dividends or other distributions that the Participant would have received had the Stock Units held by the Participant as of the related record date been actual shares of Common Stock.  Any amounts attributable to such credits shall be paid to the Participant only at the time such Stock Units are settled in shares or cash.  Such amounts credited by the Company attributable to the portion of the Stock Unit Award that is forfeited shall also be forfeited.

(d)  Upon settlement of Stock Units into Common Stock, the Company shall issue, in the name of the Participant, stock certificates representing a number of shares of Common Stock equal to the number of Stock Units being settled.  Notwithstanding the foregoing, the Company, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non-certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent; provided, however that the Company, upon the written request of the Participant, shall issue in the name of the Participant, stock certificates representing such shares.

Section 8.  Change in Control.

8.1  Effect of a Change in Control.

(a)  Notwithstanding any of the provisions of the Plan or any outstanding Award Agreement, upon a Change in Control of the Company (as defined in Section 8.2), the Board is authorized and has sole discretion to provide that (i) all outstanding Awards shall become fully exercisable, (ii) all restrictions applicable to all Awards shall terminate or lapse and (iii) performance goals applicable to any Awards shall be deemed satisfied at the highest target level, as applicable, in order that Participants may fully realize the benefits thereunder.

(b)  In addition to the Board’s authority set forth in Section 3, upon such Change in Control of the Company, the Board is authorized and has sole discretion as to any Award, either at the time such Award is granted hereunder or any time thereafter, to take any one or more of the following actions:  (i) provide for the purchase of any outstanding Stock Option, for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Common Stock covered thereby had such Stock Option been currently exercisable; (ii) make such adjustment to any such Award then outstanding as the Board deems appropriate to reflect such Change in Control; and (iii) cause any such Award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control.

8.2  Definition of Change in Control.

“Change in Control” of the Company shall be deemed to have occurred if at any time during the term of an Award granted under the Plan any of the following events occurs:

(a)  any Person (other than the Company, a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of shares of Common Stock of the Company) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors (“Person” and “Beneficial Owner” being defined in Rule 13d-3 of the General Rules and Regulations of the Exchange Act);

(b)  the Company is party to a merger, consolidation, reorganization or other similar transaction with another corporation or other Person unless, following such transaction, more than 50% of the combined voting power of the outstanding securities of the surviving, resulting or acquiring corporation or Person or its parent entity entitled to vote generally in the election of directors (or Persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Company’s outstanding securities entitled to vote generally in the election of directors;

 (c)  the election to the Board, without the recommendation or approval of two-thirds of the incumbent Board, of the lesser of:  (i) three Directors; or (ii) Directors constituting a majority of the number of Directors of the Company then in office; provided, however, that Directors whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors of the Company will not be considered as incumbent members of the Board for purposes of this Section; or

(d)  there is a complete liquidation or dissolution of the Company, or the Company sells all or substantially all of its business and/or assets to another corporation or other Person unless, following such sale, more than 50% of the combined voting power of the outstanding securities of the acquiring corporation or Person or its parent entity entitled to vote generally in the election of directors (or Persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such sale, in substantially the same proportions as their ownership, immediately prior to such sale, of the Company’s outstanding securities entitled to vote generally in the election of directors.

(e)  In no event, however, shall a Change in Control be deemed to have occurred, with respect to a Participant, if that Participant is part of a purchasing group which consummates the Change in Control transaction.  A Participant shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (a) passive ownership of less than 3% of the shares of the purchasing company; or (b) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the disinterested Directors).

Section 9.  Payment of Taxes.

In connection with any Award, and as a condition to the issuance or delivery of any shares of Common Stock to the Participant in connection therewith, the Company may require the Participant to pay the Company an amount equal to the minimum amount of the tax the Company or any Subsidiary may be required to withhold as a result of such Award or to comply with applicable law.  The Board in its sole discretion may make available one or more of the following alternatives for the payment of such taxes:

(a)  in cash;

(b)  in cash received from a broker-dealer to whom the Participant has submitted notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Award to pay the withholding taxes;

(c)  by directing the Company to withhold such number of shares of Common Stock otherwise issuable in connection with the Award having an aggregate Fair Market Value equal to the minimum amount of tax required to be withheld;

(d)  by delivering previously acquired shares of Common Stock of the Company that are acceptable to the Board that have an aggregate Fair Market Value equal to the amount required to be withheld; or

(e)  by certifying to ownership by attestation of such previously acquired shares of Common Stock.

(f)  The Board shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the required withholding taxes.

Section 10.  Postponement.

The Board may postpone any grant or settlement of an Award or exercise of a Stock Option for such time as the Board in its sole discretion may deem necessary in order to permit the Company:

(a)  to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to an Award, including  upon the exercise of an Option, under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction;

(b)  to permit any action to be taken in order to (i) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed; or

 (c)  to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to sell or issue shares of Common Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof.

Any such postponement shall not extend the term of an Award and neither the Company nor its Directors or officers shall have any obligation or liability to a Participant, the Participant’s successor or any other person with respect to any shares of Common Stock as to which the Award shall lapse because of such postponement.

Section 11.  Nontransferability.

Awards granted under the Plan, and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, or be subject to execution, attachment or similar process, by operation of law or otherwise, other than by will or by the laws of descent and distribution.

Section 12.  Termination or Amendment of Plan and Award Agreements.

12.1  Termination or Amendment of Plan.

(a)  Except as described in Section 12.3 below, the Board may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the shareholders of the Company, unless such approval is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed.  No amendment or termination of the Plan shall adversely affect the right of any Participant under any outstanding Award in any material way without the written consent of the Participant, unless such amendment or termination is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed.  Subject to the foregoing, the Board may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Award granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.

(b)  The Board shall have the authority to amend the Plan to the extent necessary or appropriate to comply with applicable law, regulation or accounting rules in order to permit Participants who are located outside of the United States to participate in the Plan.

12.2  Amendment of Award Agreements.

The Board shall have the authority to amend any Award Agreement at any time; provided however, that no such amendment shall adversely affect the right of any Participant under any outstanding Award Agreement in any material way without the written consent of the Participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed.

12.3  No Repricing of Stock Options.

Notwithstanding the foregoing, and except as described in Section 4.3, there shall be no amendment to the Plan or any outstanding Stock Option Agreement that results in the repricing of Stock Options without shareholder approval.  For this purpose repricing includes a reduction in the exercise price of the Stock Option or the cancellation of a Stock Option in exchange for cash, Stock Options with an exercise price less than the exercise price of the cancelled Options, Stock Awards or any other consideration provided by the Company.

Section 13.  No Contract of Employment.

Neither the adoption of the Plan nor the grant of any Award under the Plan shall be deemed to obligate the Company or any Subsidiary to continue the employment of any Participant for any particular period, nor shall the granting of an Award constitute a request or consent to postpone the retirement date of any Participant.

Section 14.  Applicable Law.

14.1  In General.

All questions pertaining to the validity, construction and administration of the Plan and all Awards granted under the Plan shall be determined in conformity with the laws of the State of Maryland, without regard to the conflict of law provisions of any state, and, in the case of Incentive Stock Options, Section 422 of the Code and regulations issued thereunder.

14.2  Section 409A.

Notwithstanding any contrary provision in the Plan or Award Agreement, (i) any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code and the regulations and guidance issued thereunder (“Section 409A”)) that is/are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) upon expiration of such six (6) month delay period; and (ii) for purposes of an Award that is subject to Section 409A, if a Participant’s termination of employment of service triggers the payment of “nonqualified deferred compensation” under such Award, then the Participant will not be deemed to have terminated employment or service until the Participant incurs a “separation from service” within the meaning of Section 409A.

Section 15.  Effective Date and Term of Plan.

15.1  Effective Date.

(a)  The Plan has been adopted by the Board, and is effective, subject to the approval of the Plan by the shareholders of the Company at the Company’s annual meeting of shareholders held on December 3, 2014 and any adjournment or postponement thereof.

(b)  In the event the Plan is not approved by shareholders of the Company at its 2014 Annual Meeting, (i) the Plan shall have no effect, and (ii) any Awards granted on or after December 3, 2014 shall be cancelled.

15.2  Term of Plan.

Notwithstanding anything to the contrary contained herein, no Awards shall be granted on or after the 10th anniversary of the Plan’s effective date set forth in Section 15.1(a) above.

The foregoing Biostar Pharmaceuticals, Inc. 2014 Equity Incentive Plan was duly adopted and approved by the Board of Directors in October 2014, and subject to the approval of the shareholders of the Corporation.

BIOSTAR PHARMACEUTICALS, INC. a Maryland corporation By: /s/ Ronghua Wang Name: Ronghua Wang Title: Chief Executive Officer

BIOSTAR PHARMACEUTICALS, INC.
ANNUAL MEETING OF SHAREHOLDERS

DECEMBER 3, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
BIOSTAR PHARMACEUTICALS, INC.

            The undersigned shareholder acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement and hereby appoints Ronghua Wang and Qinghua Liu, or either of them, each with full power of substitution and hereby authorizes them to represent and to vote, as designated, all of the shares of common stock of the Company held of record by the undersigned on October 6, 2014 at the Annual Meeting of shareholders to be held on DECEMBER 4, 2014, at the Company’s offices at No. 588 Shiji Xi Avenue, Xianyang City, Shaanxi Province, People’s Republic of China, at 9:00 a.m. (local time), and at all postponements or adjournments thereof, with all powers the undersigned would possess if personally present. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

1.	To elect directors, each to serve until the next annual meeting of shareholders or until each successor is duly elected and qualified:

☐           FOR all nominees listed below

☐           WITHHOLD AUTHORITY for all nominees

☐           FOR all nominees except as noted below:  Nominee exception(s)

○ Ronghua Wang                    ○ King-fai Leung                    ○ Haipeng Wu                    ○ Zhongyang Shang                    ○ Qinghua Liu

2.	To ratify the appointment of Mazars CPA Limited as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

☐ FOR                                ☐ ABSTAIN                                           ☐ AGAINST

3.	To approve the 2014 Equity Incentive Plan.

☐ FOR                                ☐ ABSTAIN                                           ☐ AGAINST

4.	To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder.  If no direction is made, this proxy will be voted “FOR” Director Nominees in Proposa1 1, “FOR” Proposals 2 and 3 and will grant discretionary authority pursuant to Proposal 4.  The undersigned hereby acknowledges receipt of the notice of Annual Meeting and proxy statement furnished in connection therewith.

DATED:

(Signature)

(Signature if jointly held)

(Printed name(s))

Please sign exactly as name appears herein.  When shares are held by Joint Tenants, both should sign, and for signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If held by a corporation, please sign in the full corporate name by the president or other authorized officer.  If held by a partnership, please sign in the partnership name by an authorized person. PLEASE MARK, SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE.  THANK YOU.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE 2014 ANNUAL MEETING OF SHAREHOLDERS

Electronic copies of this proxy statement, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and proxy card for the 2014 Annual Meeting of Shareholders and are available to you at http://viewproxy.com/biostarpharmaceuticals/2014. Requests for additional copies of the proxy materials should be addressed to Shareholder Relations, Biostar Pharmaceuticals, Inc., No. 588 Shiji Xi Avenue, Xianyang City, Shaanxi Province, People’s Republic of China.